Filed pursuant to Rule 497(a)(1)
File No. 333-157217
Rule 482ad

KEATING CAPITAL

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Equity Partners for Companies Primed to Become Public™

Keating Capital, Inc. is a business development company that specializes in making pre-IPO investments in innovative, high growth private companies that are committed to and capable of becoming public.

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For Companies

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About Keating Capital

Keating Capital, Inc. is a business development company that specializes in making pre-IPO investments in innovative, high growth private companies that are committed to and capable of becoming public. We provide individual investors with the ability to participate in a unique fund that invests in a private company's late stage, pre-IPO financing round — an opportunity that has historically been reserved for institutional investors only.

Investment Criteria

- Desire to obtain a public listing within the next 18 months
- Seeking growth capital from a minority, non-controlling shareholder
- Revenue of $10 million+
- At or near EBITDA profitability
- Producing an innovative product or service, with market potential that will support earnings growth of 25%+ for a minimum of 3 years

Recent Releases

Keating Capital's First Portfolio Company Files for IPO
APRIL 22, 2010

Rick Schweiger Joins Keating Investments
MARCH 31, 2010

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The Yale Endowment Model of Investing is Not Dead
NOVEMBER 2009

For many years, the Ivy League has been known for its traditions, its gothic buildings, and, until recently, the mystique of its mammoth-sized endowments that consistently generated incredibly high returns in bull and bear markets alike.

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© 2010 Keating Capital, Inc. All rights reserved.

Overview Team Logo OverviewKeating Investments, LLC is a Denver-based SEC registered investment adviser, providing investment management and advisory services to Keating Capital, Inc. Keating Investments was founded in August 1997 by Timothy J. Keating. Previously, he held senior management positions in the equity and equity derivative departments of Bear Stearns, Nomura and Kidder, Peabody in both London and New York. The core of the Keating Investments team has worked together for many years in a fiduciary capacity investing in and providing direct managerial assistance to private companies seeking to go public. Home About Us Investors Companies Contact Blog News 2010 Keating Capital, Inc. All rights reserved.

Overview Team Logo TeamKeating Investments, LLC is the investment adviser to Keating Capital, Inc. The Keating Investments team is set forth below. For a complete list of the executive officers, directors and committees of Keating Capital, please see our Corporate Governance page. Investment CommitteeTimothy J. Keating President 1997 Founded Keating Investments1994  1997 Managing Director of Bear Stearns International Limited (London) responsible for proprietary trading1990  1994 Founder of European Equity Derivative Products department at Nomura International plc (London)1985  1990 Proprietary trader and institutional salesman at Kidder, Peabody & Co., Inc. in New York and London1985 AB in Economics, Cum Laude, from Harvard CollegeKyle L. Rogers Chief Investment Officer 2001 Joined Keating Investments1999  2001 Financial Analyst at Goldman Sachs & Co. in New York and Chicago1999 BA in Government, Captain of varsity football team, Dartmouth CollegeCFA Charterholder Frederic (Rick) M. Schweiger Chief Operating Officer 2010 Joined Keating Investments1999  2010 Founded Garisch Financial, Inc., which provided business and financial consulting services to private companies with a going public strategy2004  2006 Registered representative of Keating Securities1993  1999 CFO of Old World Industries1991  1993 Chief Acquisition Officer of The Boucher Group, Inc. in charge of business acquisitions, corporate finance and risk management1987 Masters of Law in Taxation from New York University1985  1990 Corporate attorney with concentration in mergers and acquisitions, corporate finance, tax planning and employee benefits1985 JD, Magna Cum Laude, from Marquette University Law School1982 B.B.A. in Accounting, Magna Cum Laude, from University of Notre Dame OriginationRexford Darko 2008 Joined Keating Investments 2004  2007 Founder of Griffen-Rose LLC, a boutique equity research firm in New York2002  2003 Due diligence analyst at Prospect Street Ventures, a New York venture capital firm1993  2000 Founder of Goldline Entertainment Services2001 MBA, Deans List, from Columbia Business School1991 Masters in Law from University of LondonChristine M. Neusen 2009 Joined Keating Investments2008  2009 Accounting Associate at Private Advisors, LLC in Richmond, VA2004  2008 Doctor of Chiropractic, practicing in Oregon, Colorado, and Virginia2004 Doctorate in Chiropractic, Magna Cum Laude, from Western States Chiropractic College2001 Deans List, University of Wisconsin  MadisonReturn to topCorporateMargie L. Blackwell Investor Relations 2000 Joined Keating Investments1993  2000 Consultant for specialty physicians practice in Denver 1982  1993 Plan Manager for Tele-Communications, Inc.s Employee Stock Purchase Plan1978  1981 Special Projects Assistant for Director of Department of Defense Dependents Schools-PacificChristy K. Eaton National Accounts2010 Joined Keating Investments2009  2010 National Accounts Director for Keating Capital, Inc. at Andrews Securities, LLC (fka Keating Securities)2007  2009 Quantitative Risk Analyst at CR Intrinsic Investors, LLC (a division of S.A.C. Capital)2004  2007 Asia Ex-Japan Institutional Sales for Derivatives and Cash Equities at Deutsche Bank Securities, Inc2000  2003 Internal Audit and GL Accountant for Crested Butte Mountain Resort, Inc2004 MBA with Honors, Beta Gamma Sigma, from Thunderbird School of Global Management2000 BA in Spanish Education, Summa Cum Laude, from Western State CollegeBrett W. Green Chief Compliance Officer 2006 Joined Keating Investments2001  2003 Residential Loan Officer at World Savings & Loan1999  2001 Investor Relations Supervisor at Janus Mutual Funds2006 JD from University of Denver Sturm College of Law1998 BA in Psychology from Vanderbilt UniversityRanjit P. Mankekar Chief Financial Officer 2006 Joined Keating Investments1999  2006 Manager, Audit and Assurance Services with PricewaterhouseCoopers, LLP1999 Recipient of the Colorado Society of Certified Public Accountants Gold Medal for earning the highest score in Colorado's May CPA Exam1999 MS in Accounting and BS in Business Administration, Summa Cum Laude, from the University of Colorado at Boulder Return to topHome About Us Investors Companies Contact Blog News   2010 Keating Capital, Inc. All rights reserved.

KEATING CAPITAL

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Keating Logo Explained by Founder Tim Keating



One of the most frequently asked questions about Keating Investments is: "What's the story with the logo?" Here's the answer: My wife Stephanie and I wanted a design that incorporated the following three emotive elements into the logo.

Meaningful

Ayn Rand, my favorite author, used a distinct formula of "last name + industry" in creating the names of her characters' businesses (e.g. Rearden Steel). Thus, the model for "Keating Investments." By using my last name, we thought it would be easy for people to connect me to the Firm and to distinguish it from generic names like "Global" or "First", etc. We figured we had as much a right as anyone to incorporate the letter "K" in my logo.

Celtic

Since I am of Irish ancestry, we wanted the overall logo design to reflect my Celtic roots. For graphic ideas, we consulted *The Book of Kells* (Dublin, Trinity College Library) — an ornately illustrated manuscript, produced by Celtic monks around AD 800 in the style known as Insular art. It is one of the more lavishly illustrated manuscripts to survive from the Middle Ages and has been described as the zenith of Western calligraphy. Upon careful review, we discovered that no letter "K" existed in Gaelic. So we simply took some artistic liberties and created our own stylized version. The gold lattice is very similar to the calligraphy found throughout *The Book of Kells*.

Reputable

After working in London for nine years, I had admiration for the great London merchant banking firms that had stood the test of time (e.g. Rothschild). In 1997 when I was forming Keating Investments, I wanted to give prospective clients, investors and partners that same feeling of integrity that I associated with these firms. Thus, the need for an overall design that invoked the feeling of reputability. The animal heads at the end of the lattice are "gryphons." The gryphon is a legendary creature with the body of a lion and the head and wings of an eagle. As the lion was traditionally considered the king of the beasts and the eagle the king of the birds, the gryphon was thought to be an especially powerful and majestic creature.

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Research shows that publicly traded companies are frequently valued higher than comparable private company peers because investors are generally willing to pay a premium for liquidity. Investors willing to accept illiquidity in the form of a private, pre-IPO investment can attempt to capture the valuation differential once a company becomes public. Because market players routinely overpay for liquidity, serious investors benefit by avoiding overpriced liquid securities and by embracing less liquid alternatives. -David Swensen, Chief Investment Officer, Yale University

Unique FundKeating Capital is a pool of capital that is fundamental, patient and uniquely dedicated to making pre-IPO investments. This gives investors in Keating Capital the ability to indirectly participate in the final rounds of financing for late stage private companies just before they intend to go public. To the best of our knowledge, Keating Capital is the only fund of its kind in the United States. Opportunity: Public Companies Valued HigherResearch shows that publicly traded companies are often valued higher than comparable private company peers because investors are generally willing to pay a premium for liquidity. Investors willing to accept illiquidity in the form of a private, pre-IPO investment can attempt to capture the valuation differential once a company becomes public. Private to Public Transformation Keating Capital intends to provide its shareholders with an opportunity to participate in the potential increase in value that can occur as portfolio companies transition from private to public status and potential accelerated earnings growth following an infusion of capital.

How the Fund WorksKeating Capital is a perpetual fund, in which each stockholder is proportionally invested in all of the funds holdings and will receive a proportional distribution of any income and capital gains generated by the fund. Stockholders will be able to sell their shares of Keating Capital once the fund is publicly traded, which is expected to occur in 2011. Development Company Structure Keating Capital has elected to be regulated as a business development company (BDC), which is a type of closed-end investment company created by Congress in 1980 in an effort to help public capital reach smaller and growing private and public companies. BDCs are similar in structure to private equity or venture capital funds that offer and sell their shares to the public, but with different investment strategies and objectives. By law, a BDC must make at least 70% of its investments in Eligible Portfolio Companies, which are generally U.S. companies that are either private or have a market capitalization of less than $250 million.

Scroll down to view the risks in order to proceed. An investment in Keating Capital is subject to significant risks. A more detailed description of the risk factors is found in the section of the prospectus entitled Risk Factors. You should read and understand all of these risk factors before making your decision to invest in shares of our common stock. Please read the risks below and then click Accept to proceed to the Keating Capital investor materials.We are a recently-formed company with a limited operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective.We are dependent upon key management personnel of Keating Investments, our investment adviser, for our future success, particularly Timothy J. Keating, Ranjit P. Mankekar, Kyle L. Rogers and Frederic M. Schweiger. If we lose any member of Keating Investments senior management team, our ability to implement our business strategy could be significantly harmed. The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering or realized any capital gains from the disposition of our investments. Therefore, portions of the distributions that we make may represent a return of capital to you which will lower your tax basis in your shares, or will be treated as a gain from the sale of your shares to the extent that such distributions exceed your basis in your shares, and reduce the amount of funds we have for investment in targeted assets, although we do not intend to make any distributions representing a return of capital which would result in a total return of capital in excess of 10% of our paid-in capital. We may not be able to pay you distributions, and our distributions may not grow over time. Our investment adviser and its management have no prior experience managing a business development company.Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks and may result in dilution to our current stockholders. Any failure on our part to maintain our status as a business development company would reduce our operating flexibility. Our ability to grow will depend on our ability to raise capital. In the event we borrow money, which we currently do not intend to do, the potential for gain or loss on amounts invested would be magnified and may increase the risk of investing in us. Our financial condition and results of operations depends on our ability to manage our future growth effectively. We operate in a highly competitive market for investment opportunities. A significant portion of our portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio investments. Even in the event the value of your investment declines, the base management fee and, in certain circumstances, the incentive fee will still be payable. We will remain subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code. There is a risk that you may not receive dividends or that our dividends may not grow over time. We are unlikely to generate capital gains during our initial years of operation, and thus our distributions, if any, during that period will likely be limited primarily to interest and preferred dividends earned on our investments prior to conversion thereof or as a return of capital. We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income. Our quarterly and annual operating results will be subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline. We are subject to financial market risks, including changes in interest rates which may have a substantial negative impact on our investments. Although we anticipate receiving current income in the form of interest and dividends from our investments, our quarterly dividends will likely be subject to substantial fluctuation due to our focus on capital appreciation from equity investments. There are significant potential conflicts of interest which could impact our investment returns. Our Board of Directors may be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.
Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval. Keating Investments and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders. Changes in laws or regulations governing our operations may adversely affect our business. Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock. Our investment adviser can resign on 120 days notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations. To the extent that we do not realize income or choose not to retain after-tax realized capital gains, we will have a greater need for additional capital to fund our investments and operating expenses. As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These conditions make it more difficult for us to achieve our investment objective, particularly as they are likely to have an even greater impact on the micro-cap and small-cap companies we intend to target. This may adversely affect the financial condition and operating results of certain micro-cap and small-cap companies in which we may invest, as well as reduce the availability of attractive micro-cap and small-cap targets for potential investment. We are currently in a period of capital markets disruption and we continue to experience recessionary conditions. These conditions are likely to have a more severe impact on micro-cap and small-cap companies, which may adversely affect our portfolio companies and reduce the number of potential micro-cap and small-cap company investments that meet our investment criteria. The potential for Keating Investments to earn incentive fees under the Investment Advisory and Administrative Services Agreement may create incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case, and Keating Investments may have an incentive to increase portfolio leverage in order to earn higher base management fees. Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of losses suffered by a few of these investments. We expect to concentrate our investments in micro-cap and small-cap companies, which are subject to many risks, including periodic downturns. Even if the equity securities of our public portfolio companies may be sold in the public markets, we expect these securities will initially be thinly traded and, as a result, the lack of liquidity in our investments may adversely affect our business, and will delay distributions of gains, if any. There is currently no public market for shares of our common stock, and we may be unable to obtain a listing of our shares on a U.S. Senior Exchange or the OTC Bulletin Board within our proposed timeframe. As a result, it may be difficult for you to sell your shares. After meeting the minimum offering amount, the purchase price at which you purchase shares will be determined at each monthly closing date. As a result, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price. This is a best efforts offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform. The shares will be offered to the public through Andrew Securities, LLC, which will act as the dealer manager, and through other selected dealers that are members of the Financial Industry Regulatory Authority. Securities are not FDIC-insured, nor bank guaranteed, and may lose value. Broker-dealers are reminded that communications sent or delivered to any person must be accompanied or preceded by a prospectus in accordance with the Securities Act of 1933, as amended. This presentation does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Keating Capital before investing. The Offering may be made only by means of a prospectus.Notice to New York Investors: No offering is made to New York residents except by a prospectus filed with the Department of Law of the State of New York. The attorney general of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful. Please check this box and click Accept below to acknowledge that you have viewed or received the prospectus and are ready to proceed to the Keating Capital Web Site.

Questions and Answers About this Offering Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business, and this offering. What is a business development company? Business development companies, also commonly referred as BDCs, are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, business development companies are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. Business development companies make investments in private or public companies in the form of debt or equity capital, with the goal of generating current income and/or capital growth. Business development companies can be internally or externally managed and qualify to elect to be taxed as “regulated investment companies” for federal tax purposes. What is a “RIC”? A “RIC” is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its stockholders from its tax earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs. Who will choose which investments to make? Keating Investments will manage our day-to-day operations and will determine companies in which we will invest. Our investment adviser’s Investment Committee must unanimously approve each new investment that we make. The members of the Investment Committee currently consist of Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger, who are senior investment professionals of Keating Investments and in the case of Messrs. Keating and Rogers, executive officers of ours. Our Board of Directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the Investment Advisory and Administrative Services Agreement, will annually review the compensation we pay to Keating Investments and determine that the provisions of the Investment Advisory and Administrative Services Agreement are carried out. What is the experience of Keating Investments? Keating Investments was formed in 1997 and has been an investment adviser registered under the Advisors Act since 2001. Timothy J. Keating, Ranjit P. Mankekar, Kyle L. Rogers and Frederic M. Schweiger, who are also the senior investment professionals of Keating Investments, have over 65 years of collective experience in the financial sector. Keating Investments currently manages no other funds other than Keating Capital. Prior to our formation, Keating Investments and its senior investment professionals, other than Frederic M. Schweiger, previously managed Keating Reverse Merger Fund, LLC, or the Keating Reverse Merger Fund, which invested in 13 micro-cap companies and had gross assets of approximately $20.5 million prior to its planned liquidation in December 2007. In addition, subsequent to the Keating Reverse Merger Fund becoming fully invested, Keating Investments and its senior investment professionals, other than Frederic M. Schweiger, managed six special purpose investment companies, each of which was formed to invest in a micro-cap company seeking to obtain public company status through a reverse merger with an existing public company. In connection with these investment activities, Keating Investment’s senior investment professionals, other than Frederic M. Schweiger, also arranged bridge financing through funds Keating Investments managed for many of the micro-cap companies in which those funds were invested and provided financial communications and marketing assistance to such micro-cap companies to help create greater market visibility and liquidity after achieving public company status. How does a “best efforts” offering work? When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell the shares of our common stock. Broker-dealers do not have a firm commitment or obligation to purchase any of the shares of common stock. How long will this offering last? This is a continuous offering of our shares as permitted by the federal securities laws. This offering commenced on June 11, 2009 and will conclude on March 31, 2011, unless our Board of Directors elects to extend this offering for up to an additional three months. All subscriptions must be received on or before the date this offering concludes. Will I receive a stock certificate? Yes, to the extent you request one. You may request that our transfer agent issue you a physical certificate evidencing your shares. To the extent that you do not request a physical share certificate, your shares will instead be registered in book entry form. Who can buy shares of common stock in this offering? In general, you may buy shares of our common stock pursuant to this prospectus if you have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objective and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his entire investment, (c) the lack of initial liquidity of the shares, (d) the background and qualifications of Keating Investments, and (e) the tax consequences of the investment. Information that is relevant for this purpose will include, at least, the prospective stockholder’s age, investment objective, income, net worth, financial situation and other investments of the prospective stockholder. Generally, you must purchase at least $5,000 in shares of our common stock. Certain volume discounts may be available for large purchases. See “Plan of Distribution.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $1,000, except for purchases made pursuant to our dividend reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.” Our affiliates may also purchase shares of our common stock. The selling commission, the dealer manager fee and the organization and offering expense reimbursement that are payable by other investors in this offering will be reduced or waived for our affiliates.How do I subscribe for shares of common stock? If you meet the suitability standards and choose to purchase shares in this offering, you will need to (i) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (ii) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will generally be accepted or rejected by us within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers with interest and without deduction for any expenses within ten business days from the date the subscription is rejected. Is there any minimum initial investment required?Yes. To purchase shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $1,000, except for additional purchases pursuant to our dividend reinvestment plan. See “Plan of Distribution.” Can I invest through my IRA, SEP or after-tax deferred account? Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information. How will the payment of fees and expenses affect my invested capital? The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares of common stock. Will the distributions I receive be taxable? Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Will I be notified on how my investment is doing? In addition to filing reports with the SEC, until such time as our shares are listed on a U.S. Senior Exchange, within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.keatingcapital.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part. When will I get my detailed tax information? We intend to send to each of our U.S. stockholders, within 75 days after the end of our fiscal year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. Are there any restrictions on the transfer of shares? No. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

Investor Relations Keating Capital, Inc.'s alternative investment strategy is designed to: Generate returns without leverage--by participating in the potential step-up in valuation and earnings growth of newly public companies.Provide diversification--through a source of returns that are structural in nature and are not directly correlated to the stock market. Have "double transparency"--because both Keating Capital and the vast majority of our portfolio companies will be publicly reporting. Recent Releases Apr 22, 2010 Keating Capital's First Portfolio Company Files for IPO Mar 31, 2010 Rick Schweiger Joins Keating Investments View all releases

News Year:  All Years 2010 2009 2008 Releases  Keating Capital's First Portfolio Company Files for IPO Apr 22, 2010   10.0 KB April 22, 2010 - Greenwood Village, Colorado - Keating Capital, Inc. announced that its first portfolio company, NeoPhotonics Corporation, has filed its plan to go public through an initial public offering of up to $115 million of shares of its common stock on the New York Stock Exchange under the symbol "NPTN." J.P. Morgan Securi...  Rick Schweiger Joins Keating Investments Mar 31, 2010   9.0 KB   March 31, 2010 - Greenwood Village, Colorado - Keating Investments, LLC announced today that Frederic ("Rick") M. Schweiger has joined the firm as a Member. Mr. Schweiger will also become the third member of the firm's Investment Committee, which is responsible for managing Keating Capital Inc.'s portfolio. The other two members of th... Keating Capital Terminates Letter of Intent with Industriaplex Feb 12, 2010   10.0 KB Greenwood Village, Colorado - Keating Capital, Inc. announced today that on February 10, 2010, it terminated its letter of intent to serve as lead investor in a pre-public round of financing to Industriaplex, Inc. The completion of the proposed transaction was subject to certain customary conditions, including but not limited to, the com... Keating Capital Makes First Portfolio Investment: $1 Million NeoPhotonics Preferred Stock Jan 25, 2010 11.0 KB January 25, 2010 - Greenwood Village, Colorado - Keating Capital, Inc. announced today that it made its first portfolio investment: a $1 million investment in Preferred Stock of NeoPhotonics Corporation. NeoPhotonics is a San Jose, California and Shenzhen, China-based developer and manufacturer of photonic integrated circuit ... Read more View Archived Releases Keating Capital Newsletters   Keating Capital, Inc. Newsletter - 1st Quarter 2010 Apr 7, 2010  1.4 MB  Keating Capital, Inc. Newsletter - 4th Quarter 2009 Jan 4, 2010  447.8 KB Keating Capital, Inc. Newsletter - 3rd Quarter 2009 Oct 21, 2009  424.8 KB Keating Capital, Inc. Newsletter - 2nd Quarter 2009 Jul 14, 2009  509.4 KB View Archived Newsletters White Papers Yale Endowment Model Is Not Dead Nov 11, 2009  297.5 KB True Alpha - Does It Exist? Oct 30, 2009  234.5 KB Mining the Gems in Private Equity Oct 30, 2009  185.4 KB

NewsSEC FilingsInsider FilingsCorporate GovernanceInvestorsSEC Filings View:  All Filings Annual Quarterly Current Section 16 Proxy Other    Year:  All Years 2010 2009 2008  Filing Description Date Filed  Size View DEF 14A definitive proxy statement Apr 28, 2010 293.5 KB POS 8C post-effective amendment Apr 21, 2010 1.8 MB PRE 14A preliminary proxy statement Apr 8, 2010 283.5 KB 497 definitive materials Mar 31, 2010 1.0 MB 10-K annual report Mar 30, 2010 1.0 MB 497 definitive materials Jan 12, 2010 15.1 KB 8-K current report Jan 12, 2010 18.7 KB 497 definitive materials Nov 13, 2009 411.9 KB  10-Q quarterly report Nov 10, 2009 332.7 KB 40-17G form 40-17g Sep 28, 2009 189.1 KB
497AD other Aug 26, 2009 323.6 KB 497AD other Aug 26, 2009 863.1 KB  497 definitive materials Aug 14, 2009 352.3 KB 10-Q quarterly report Aug 13, 2009 340.8 KB  497AD other Jul 1, 2009 265.4 KB  497 definitive materials Jun 16, 2009 15.1 KB 497 definitive materials Jun 15, 2009 1.7 MB  EFFECT effectiveness order Jun 11, 2009 0.0 KB  N-2/A amended registration for closed-end investment company Jun 5, 2009 2.4 MB 10-Q quarterly report May 12, 2009 488.3 KB Showing 1-20 of 44 Page: 1 2 3   Next 20 Subscribe Our BlogThe Yale Endowment Model of Investing is Not Dead November 2009 For many years, the Ivy League has been known for its traditions, its gothic buildings, and, until recently, the mystique of its mammoth-sized endowments that consistently generated incredibly high returns in bull and bear markets alike. Read more Shareholder Tools Email Alerts Download Library RSS News Feeds Search Investor Relations

Insider Filings Filing Description Date Filed  Size   3 owens william f  Apr 17, 2009 15.8 KB    3 ungar jonathan  Jan 27, 2009 16.3 KB    3 rogers kyle l  Jan 22, 2009 16.5 KB 3 green brett william  Jan 22, 2009 16.6 KB 3 simonton taylor  Jan 22, 2009 16.4 KB 3 McDonald Anthony K  Jan 22, 2009 16.4 KB 3 miller andrews  Jan 22, 2009 16.3 KB 3 mankekar ranjit prakash  Jan 22, 2009 16.6 KB 3 keating timothy j  Jan 22, 2009 18.7 KB Showing 1-9 of 9 Page: 1

Corporate Governance The Board of Directors of Keating Capital, Inc. (the "Company") sets high standards for the Company's employees, officers and directors. Implicit in this philosophy is the importance of sound corporate governance. It is the duty of the Board of Directors to serve as a prudent fiduciary for shareholders and to oversee the management of the Company's business. To fulfill its responsibilities and to discharge its duty, the Board of Directors follows the procedures and standards that are set forth in these guidelines. These guidelines are subject to modification from time to time as the Board of Directors deems appropriate in the best interests of the Company or as required by applicable laws and regulations. Document View Code of Business Conduct and Ethics 37.9 KB Code of Ethics 38.7 KB Audit Committee Charter 36.9 KB Valuation Committee Policy 22.8 KB Committee Composition Audit Valuation Timothy J. Keating Chief Executive Officer Founder and President of Keating InvestmentsPreviously, senior manager, Equity and Equity Derivatives, Bear Stearns, Nomura and Kidder Peabody1985 cum laude graduate, A.B. in Economics, Harvard College Ranjit P. Mankekar Chief Financial Officer CFO of Keating InvestmentsPreviously, manager, Audit and Assurance Services, PricewaterhouseCoopersRecipient of the Colorado Gold Medal, May 1999 CPA Exam1999 summa cum laude graduate, M.S. Accounting and B.S. in Business Administration, University of Colorado Andrew S. Miller Founder of Rapid Funding, LLCPreviously, over 25 years of experience in residential and commercial development and lending including: co-founder of Loup-Miller Development Company; co-founder of SevoMiller, Inc.; co-founder of Realty Funding Group1978 graduate, B.S. in Accounting, University of Denver J. Taylor Simonton Audit Committee Chair, Red Robin Gourmet Burgers, Inc. (NASDAQ: RRGB)Retired partner PricewaterhouseCoopers, most recently as member of the National Office Risk & Quality Group overseeing accounting and auditing standards, SEC, corporate governance, risk management and quality matters1966 graduate, B.S. in Accounting, University of Tennessee William F. Owens

Equity PartnersKeating Capital partners with entrepreneurs who are seeking growth capital in conjunction with going public. As minority, non-controlling capital partners, we respect entrepreneurial achievement and have no desire to interfere with businesses that are already running well. Keating Capital may be the right partner for: Entrepreneurs who Seek Growth capital A public stock currency for making acquisitions or to attract and retain quality employees To continue to manage and grow their businesses Entrepreneurs who Want to Avoid Outside interference from staff installed by VC or private equity groups Ceding management control or control of the board Impairment of the companys balance sheet through the addition of imprudent leverage and/or a dividend recapitalization to outside investors For additional information or to submit a business plan, please e-mail or call Kyle Rogers at kr@KeatingInvestments.com or (720) 889-0132, respectively.

Investment Criteria An attractive investment candidate for Keating Capital has the following characteristics: Desire to obtain a public listing within the next 18 months Seeking growth capital from a minority, non-controlling shareholder Revenue of $10 million+ At or near profitability A new product, service or market potential that will support earnings growth of 25%+ for a minimum of 3 years For additional information or to submit a business plan, please e-mail or call Kyle Rogers at kr@KeatingInvestments.com or (720) 889-0132, respectively.

Investment StructuresOur investments will generally take the form of either sponsored deals or financing participation deals. Sponsored Deal In a sponsored deal, we are generally the lead or primary investor, and are principally responsible for setting the terms and conditions of the investment, establishing the going public process, milestones and timing, generally assisting the portfolio company and its advisers in raising any additional capital from co-investors and providing going public assistance and guidance. Financing Participation Deal In a financing participation deal, typically we participate in a current private offering round being self-underwritten by the potential portfolio company or distributed by placement agents. Typically, the terms of a financing participation deal are already established by the issuer and/or placement agent and are consistent with a financing intended to be the last financing prior to an initial public offering. Issuers in these types of deals generally have significant public company experience amongst its management team and principal investors to go public within our targeted time frame. For additional information or to submit a business plan, please e-mail or call Kyle Rogers at kr@KeatingInvestments.com or (720) 889-0132, respectively.

Questions and Answers About our Going Public ProcessWhat is the timeline for the initial investment and going public? We are usually able to make an investment decision within 30 days of receiving a business plan and complete due diligence information. Our expectation is that portfolio companies will obtain a public listing within 18 months of our initial investment. What are the two paths for a Keating portfolio company to go public? There are two ways that we take our portfolio companies public: either through (i) a traditional IPO; or (ii) a direct listing. In a direct listing, a company initially files with the SEC to become publicly reporting. Then it either qualifies or upgrades for a listing on a senior exchange. Please see the attached diagram that illustrates the two paths that our portfolio companies use to obtain a public listing. What is the initial, upfront cost to go public? A typical cost for our portfolio companies is $500,000, excluding any underwriting fees associated with raising capital (which are typically in the range of 7-8% of the gross proceeds raised). The initial costs of going public vary widely depending on a variety of facts and circumstances. Please e-mail Kyle Rogers (kr@KeatingInvestments.com) for additional details and a breakdown of these costs. What is the annual cost of being public? A typical cost for our portfolio companies is $750,000. The ongoing expenses of being a public company vary widely depending on a variety of facts and circumstances. Please e-mail Kyle Rogers (kr@KeatingInvestments.com) for additional details and a breakdown of these costs. How do you value a company? We typically use public company comparables as the starting point for our valuation analysis. Our general rule of thumb is that we expect to invest at a 50% discount to the anticipated IPO price.

ContactKeating Investments, LLC 5251 DTC Parkway, Suite 1000 Greenwood Village, Colorado 80111 (720) 889-0139 info@keatinginvestments.com Located 10 miles south of Denver in the Denver Tech Center

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The Yale Endowment Model of Investing is Not Dead

November 2009

For many years, the Ivy League has been known for its traditions, its gothic buildings, and, until recently, the mystique of its mammoth-sized endowments that consistently generated incredibly high returns in bull and bear markets alike. Ivy League and other large endowments, weighing in at billions of dollars, were able to achieve these extraordinary results by following what is often called the "Yale Model" for endowments developed by Yale University's Chief Investment Officer, David Swensen, under which they invested heavily in alternatives such as private equity and hedge funds. Until very recently, it seemed to some that the Yale Model was invincible.

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Mining the Gems in Private Equity

September 2009

Shortly after the Sarbanes-Oxley Act of 2002 was implemented, it suddenly became very unfashionable to be public—particularly for smaller companies. Out went the emerging growth underwriters of the 1990s (Montgomery, Robertson Stephens, Hambrecht & Quist, to name a few), and in came the leveraged buyout artists to take companies to the promised land of being private…before going public again. So now that enough time has passed, how has it all worked out? That depends. If you were a private company or a limited partner in a private equity fund, the track record has been mixed, at best. If, however, you were a private equity sponsor, chances are that in the era of cheap money that recently ended (and by charging fees for every activity imaginable) you probably did pretty well.

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True Alpha – Does it Exist?

December 2008

Traditionally, investors have focused on portfolios consisting of the three primary asset classes: stocks, bonds and cash. Many financial models often recommend allocations to non-traditional asset classes and strategies that have a low correlation to the market. Although a number of these strategies failed to deliver under the extreme stress test of 2008, alpha can still be found in a number of strategies. As investors prepare to reposition their portfolios, absolute return strategies with genuine sources of alpha should be part of the equation. But investors and advisers seeking this alpha should be careful to only select strategies that are easy to understand, are capable of generating absolute returns without the benefit of leverage, provide diversification and low correlation to the stock market, are transparent and, if at all possible, are packaged in the form of liquid investments.

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